UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2015

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Enterprise Drive
Plainsboro, NJ 08536
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 22, 2015, the stockholders of Integra LifeSciences Holdings Corporation (the “Company”) approved the Integra LifeSciences Holdings Corporation Third Amended and Restated 2003 Equity Incentive Plan (the “Amended Plan”). On April 2, 2015, the Board of Directors of the Company approved the Amended Plan, subject to approval by the Company’s stockholders.

The Amended Plan amends the Company’s Second Amended and Restated 2003 Equity Incentive Plan, as amended (the “2003 Plan”) in the following material respects:

•	adding new types of awards that can be granted, including stock payment awards and other incentive awards;

•	revising the list of performance criteria that may be applicable to the grant of performance stock;

•	adding a ten-year term, so that the Plan would expire on April 2, 2025;

•	clarifying the terms and conditions that would apply to transferred awards; and

•	providing for the acceleration of vesting of a participant’s stock options and stock appreciation rights upon the death or disability of such participant.

A copy of the Amended Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on May 22, 2015. The final results of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item No. 1: All of the Board of Directors’ nominees for director were elected to serve until the Company’s 2016 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth below.

Nominees	For	Against	Abstain	Broker Non-Vote
Peter J. Arduini	30,288,839	77,683	2,245	854,919
Keith Bradley	30,288,748	77,058	2,961	854,919
Richard E. Caruso	30,296,122	70,139	2,505	854,920
Stuart M. Essig	30,274,744	91,784	2,239	854,919
Barbara B. Hill	30,351,536	14,892	2,339	854,919
Lloyd W. Howell, Jr.	30,346,426	19,870	2,470	854,920
Donald E. Morel, Jr.	30,333,343	33,013	2,411	854,919
Raymond G. Murphy	30,347,645	18,637	2,484	854,920
Christian S. Schade	30,338,611	27,691	2,464	854,920
James M. Sullivan	30,279,364	86,980	2,423	854,919

Item No. 2: The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year, by the votes set forth below.

For	Against	Abstain	Broker Non-Vote
31,074,664	144,810	4,212	0

Item No. 3: The stockholders approved the Company’s Amended Plan, by the votes set forth below.

For	Against	Abstain	Broker Non-Vote
29,703,003	631,843	33,921	854,919

Item No. 4: The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, by the votes set forth below.

For	Against	Abstain	Broker Non-Vote
30,135,525	199,412	33,829	854,920

Item 9.01. Financial Statements and Exhibits.

(d) EXHIBITS

10.1 The Integra LifeSciences Holdings Corporation Third Amended and Restated 2003 Equity Incentive
Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: May 29, 2015	By:	/s/ Glenn G. Coleman
Glenn G. Coleman
	Title:	Corporate Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	The Integra LifeSciences Holdings Corporation Third Amended and Restated 2003 Equity Incentive Plan